UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 10, 2020

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 10, 2020, DPW Holdings, Inc., a Delaware corporation (the “Company”), entered into a Master Exchange Agreement (the “Exchange Agreement”) with an entity (the “Creditor”) that acquired approximately $4.2 million dollars in principal amount, plus accrued but unpaid interest, of certain promissory notes that had been previously issued by the Company to Dominion Capital, LLC, a Connecticut limited liability company (the “Dominion Note”) and the Canadian Special Opportunity Fund, LP (the “CSOF Note” and with the Dominion Note, the “Purchased Notes”) in separate transactions. The Creditor also agreed to purchase additional notes up to an additional principal amount, plus accrued but unpaid interest, of $3.5 million (the “Additional Notes” and collectively, with the Purchased Notes, the “Notes”), prior to the second pricing period discussed below (the “Second Purchase”). Pursuant to the Exchange Agreement, the Creditor has the unilateral right to acquire, among other things set forth therein, shares of the Company’s common stock (the “Exchange Shares”) in exchange for the Notes, which Notes evidence an aggregate of up to approximately $7.7 million of indebtedness of the Company.

The first exchange shall occur on the date of the Exchange Agreement upon which the Creditor may exchange, in whole or in part, the Dominion Note for the Exchange Shares (the “Initial Exchange”) and the second exchange (the “Second Exchange” and together with the Initial Exchange, the “Exchange”) shall occur if, within sixty days after the Initial Exchange, the Company receives stockholder approval at a special meeting thereof for the Exchange of the Additional Notes for the Company’s common stock pursuant to the Exchange Agreement, as required by Rule 713(a)(ii) of the NYSE Company Guide, and subsequently, authorization from the NYSE American (together, the “Required Approvals”).

The Exchange Agreement provides for two pricing periods, the first of which shall commence after the date on which the Creditor receives the Exchange Shares pursuant to the Initial Exchange and ending on the date that is 90 days after such receipt thereof, subject to extension as provided for in the Exchange Agreement, and the second of which shall commence on the date on which the Creditor receives the Exchange Shares pursuant to the Second Exchange and ending on the date that is 90 days after such receipt thereof, in either case, unless earlier terminated by the Creditor by written notice.

During each pricing period, the Creditor will have the unilateral right to exchange the Notes for shares of the Company’s common stock, or the Exchange Shares. The number of shares to be issued upon each Exchange will be equal to (x) the principal and accrued but unpaid interest due on the Notes being exchanged multiplied by 1.35, divided by (y) the closing bid price effective on each date of an exchange notice pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), provided, however, that the Company shall theretofore have obtained the Required Approvals (the “Exchange Price”). The total number of shares of the Company’s common stock to be issued to Creditor in connection with the applicable Exchange shall be adjusted on the Business Day immediately following the Pricing Period based upon the volume weighted average price (“VWAP”) of the Company’s common stock over the applicable Pricing Period (the “VWAP Shares”). VWAP Shares means the number of shares determined by dividing (x) the Exchange Amount of the applicable Exchange, multiplied by 1.1, by (y) the greater of (I) seventy-five percent (75.0%) of the VWAP of the Company’s common stock over the applicable Pricing Period, or (II) $0.30 per share

The Creditor does not have the right to exchange the Notes for shares of the Company’s common stock to the extent that, following such exchange, the Creditor would beneficially own in excess of 9.9% of the Company’s common stock, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Maximum Percentage”). In addition, under no circumstances may the aggregate number of shares of common stock issued to the Creditor in connection with the Exchange at any time exceed 19.9% of the total number of shares of the Company’s common stock outstanding as of the date of the Exchange Agreement, unless the Company has obtained the Required Approvals.

Pursuant to the Exchange Agreement, the Company has agreed to issue to the Creditor warrants to purchase shares of the Company’s common stock equal to (i) the amount of the Additional Notes, multiplied by 0.83, and divided by (ii) the Closing Bid Price of the Company’s common stock as of the date immediately prior to the Initial Exchange (the “Purchase Warrant”), or $1.30. The Purchase Warrant shall be exercisable, commencing on the date upon which the Company’s receives the Required Approvals thereof, for the exercise price of one hundred ten percent (110%) of the Closing Bid Price of the Company’s common stock as of the date immediately prior to the Initial Exchange, or $1.43. In connection therewith, the Company has agreed to file a registration statement to register the sale of the shares of common stock underlying the exercise of the Purchase Warrant by the Creditor pursuant to the Exchange Agreement. In the event that the Creditor does not purchase all of the Additional Notes, the Company shall have the option to acquire a portion of the Purchase Warrants from the Creditor for an aggregate price of $1.00.

The Exchange Agreement contains customary representations, warranties and covenants by the parties. Among other covenants, the Company nor any of its subsidiaries may, directly or indirectly, issue any equity security or any equity-linked or related security until 30 days after the date of the Second Exchange. In the event there is no Second Exchange, such restriction shall lapse 30 days after the end of the Pricing Period applicable to the Initial Exchange. Moreover, during the period commencing on the date of the Exchange Agreement and ending on the later of (i) 10 calendar days after the end of the Pricing Period or (ii) such time as when all of the Notes have been exchanged or repaid, the Company may not directly or indirectly issue equity or debt securities of the Company to a party in exchange for outstanding equity or debt securities in one or more transactions carried out pursuant to Section 3(a)(9) or Section 3(a)(10) of the Securities Act, unless the Company has received prior written consent from the Creditor. In addition, the Company has agreed to indemnify the Creditor and its affiliates for material misstatements or breaches of its obligations under the Exchange Agreement.

The foregoing description of the terms and conditions of the Exchange Agreement and the Purchase Warrant is not complete and is qualified in its entirety by the full text of the Exchange Agreement and the Purchase Warrant, copies of which are filed herewith as Exhibit 10.1 and Exhibit 4.1, respectively, and incorporated into this Item 1.01 by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

The shares issuable under the Exchange Agreement have been or will be issued pursuant to the exemption from registration set forth in Section 3(a)(9) of the Securities Act, which permits an issuer to exchange new securities for existing securities exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

ITEM 7.01	REGULATION FD DISCLOSURE

On February 10, 2020, the Company issued a press release announcing the Company’s entry into the Exchange Agreement, a copy of which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Where You Can Find Additional Information

Investors and security holders will be able to obtain documents filed with the Securities and Exchange Commission free of charge at the Commission’s website, www.sec.gov.  Security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exhibit No.	Description

4.1	Purchase Warrant, dated as of February 10, 2020, between the Company and the Creditor.
10.1	Master Exchange Agreement, dated as of February 10, 2020, between the Company and the Creditor.
99.1	Press Release issued on February 10, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC. a Delaware corporation

Dated: February 10, 2020	/s/ Milton C. Ault, III Milton C. Ault, III Chief Executive Officer